Net loss per share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Net loss per share
Net loss per share
Basic net loss per share is computed by dividing net loss by the weighted-average number of common stock actually outstanding during the period. Diluted net loss per share is computed by dividing net loss by the weighted-average number of common stock outstanding and dilutive potential common stock that would be issued upon the exercise of common stock warrants and options. For the year ended December 31, 2016 and 2015, the effect of issuing the potential common stock is anti-dilutive due to the net losses in those periods and the number of shares used to compute basic and diluted earnings per share are the same in each of those periods.
The following potentially dilutive securities outstanding have been excluded from the computations of diluted weighted-average shares outstanding because such securities have an antidilutive impact due to losses reported (in common stock equivalent shares):

	As of December 31,
	2016	2015
Convertible preferred stock	12,780,000	2,462,162
Warrants issued to 2010/2012 convertible note holders to purchase common stock	480,147	480,147
Options to purchase common stock	2,908,430	1,858,839
Warrants issued in 2009 to purchase common stock	9,259	9,259
Warrants issued to underwriter to purchase common stock	82,500	82,500
Series A warrants to purchase common stock	2,425,605	2,425,605
Series B warrants to purchase common stock	—	116,580
Series C warrants to purchase common stock	590,415	590,415
Series D warrants to purchase common stock	2,930,812	1,280,324